UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2007

LEGACY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	000-51525 Commission File Number	20-3135053 I.R.S. Employer Identification Number
99 North Street, Pittsfield, Massachusetts 01201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:  (413) 443-4421
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure.
(1) On April 17, 2007, Legacy Bancorp, Inc. (the “Company”), the holding company for Legacy Banks (the “Bank”) announced that in order to offset a portion of the Bank’s benefit plan expenses, the Bank on April 12, 2007 made investments totaling $9,571,702 in additional bank-owned life insurance (“BOLI”). Designated directors and officers of the Bank shall be provided with a death benefit of $100,000 while serving or employed by the Company in connection with their participation in the BOLI program. The death benefit is reduced to $5,000 upon the retirement of the directors and officers.
Item 9.01    Financial Statements And Exhibits
     (d) Attached as Exhibit 99.1 is the press releases issued by the Company on April 17, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY BANCORP, INC.
	By:	/s/ J. Williar Dunlaevy
Date: April 17, 2007		J. Williar Dunlaevy
Chairman and Chief Executive Officer

EXHIBIT INDEX
99.1    Press release issued by the Company on April 17, 2007.